                                                                               .
                                                                               .
                                                                               .
                   BankAtlantic Bancorp, Inc. and Subsidiaries
                 Summary of Selected Financial Data (unaudited)

                                                                                                                    For The
                                                                For The Three Months Ended                      Six Months Ended
                                              -----------------------------------------------------------    ---------------------
 (in thousands except share data and ratios)

                                              6/30/2003     3/31/2003   12/31/2002  9/30/2002   6/30/2002    6/30/2003   6/30/2002
                                              ---------     ---------   ----------  ---------   ---------    ---------   ---------

Current Earnings:
     GAAP Net Income               (note 1)  $    17,209       14,358      18,066     14,473       20,323       31,567      17,796
     Operating Net Income          (note 2)  $    18,280       14,358      19,020     15,737       13,319       32,638      26,587

Average Common Shares Outstanding:
     Basic                                     58,321,020  58,171,621  58,085,481  58,065,396  57,973,880   58,246,733  57,918,382
     Diluted GAAP                              61,898,924  64,250,488  64,188,382  64,320,448  57,973,880   63,047,682  60,887,362
     Diluted Operating                         61,898,924  64,250,488  64,188,382  64,320,448  64,747,784   63,047,682  64,981,777

Key GAAP Performance Ratios:
     Basic earnings per share                $      0.30         0.25        0.31       0.25         0.35         0.54        0.31
     Diluted earnings per share *            $      0.28         0.23        0.29       0.23         0.35         0.51        0.29
     Return on average tangible
      assets                       (note 3)  %      1.21         1.06        1.32       1.02         1.47         1.14        0.70
     Return on average tangible
      equity                       (note 3)  %     17.38        15.02       19.98      16.96        24.63        16.93        9.99

Key Operating Performance Ratios:
     Basic earnings per share                $      0.31         0.25        0.33       0.27         0.23         0.56        0.46
     Diluted earnings per share *            $      0.30         0.23        0.30       0.25         0.21         0.53        0.42
     Operating return on average
       tangible assets             (note 3)  %      1.28         1.06        1.39       1.10         0.96         1.18        1.05
     Operating return on average
       tangible equity             (note 3)  %     18.46        15.02       21.03      18.44        16.14        17.50       14.93

* Diluted earnings per share
  calculation adds back interest
  expense net of tax on convertible
  securities if dilutive                      $       129         440         440        440          440          569         880

Average Balance Sheet Data:
     Assets                                   $5,787,226    5,491,930   5,552,458  5,796,782    5,620,134    5,640,395   5,138,393
     Tangible assets               (note 3)   $5,696,656    5,399,787   5,459,454  5,701,036    5,522,552    5,549,043   5,076,713
     Loans                                    $3,983,528    3,633,446   3,602,605  3,679,371    3,564,545    3,809,454   3,214,362
     Investments                              $1,087,937    1,131,737   1,207,985  1,392,785    1,367,312    1,109,716   1,349,802
     Deposits and escrows                     $2,925,061    2,851,626   2,970,904  2,988,545    3,028,407    2,888,546   2,726,277
     Stockholders' equity                     $  480,115      464,712     456,579    441,177      427,740      472,456     419,596
     Tangible stockholders' equity (note 3)   $  396,050      382,487     361,681    341,355      330,042      372,902     356,223
     Tangible equity to tangible
      assets                                  %     6.95         7.08        6.62       5.99         5.98         6.72        7.02


Notes:

     (1) GAAP net income is defined as net income in accordance with generally accepted accounting principles.
     (2) Operating net income is defined as GAAP income before extraordinary items and cumulative accounting change, adjusted for restructuring charges and write downs, costs associated with debt redemptions, loss on mutual funds associated with the acquired Gruntal deferred compensation plan, acquisition and conversion related charges and impairment of equity securities, net of tax
     (3) Average tangible assets is defined as average total assets less average goodwill and core deposit intangibles. Average tangible stockholders' equity is defined as average total stockholders' equity less average goodwill, core deposit intangibles and other comprehensive income.

     ** Operating net income is not prepared in accordance with GAAP and this non-GAAP financial measure should not be construed as being superior to GAAP.

              BankAtlantic Bancorp, Inc. and Subsidiaries
       Consolidated Statements of Financial Condition (unaudited)



                   (In thousands, except share data)                           6/30/2003        12/31/2002         6/30/2002
                                                                              -----------       -----------       -----------
ASSETS
Cash and due from depository institutions                                     $   127,150           200,600           150,468
Securities purchased under resell agreements and federal funds                         --            50,145               149
Investment securities and tax certificates (approximate fair value:
  $208,622, $212,698 and $461,020)                                                208,621           212,240           453,778
Loans receivable, net                                                           4,024,340         3,372,630         3,564,143
Securities available for sale (at fair value)                                     509,572           707,858           767,648
Securities owned (at fair value)                                                  224,405           186,454           244,000
Accrued interest receivable                                                        34,162            33,984            36,687
Real estate held for development and sale and joint ventures                      268,546           252,087           237,962
Investment in unconsolidated real estate subsidiary                                64,381            60,695            58,205
Office properties and equipment, net                                               92,174            92,699            92,740
Federal Home Loan Bank stock, at cost which approximates fair value                69,131            64,943            60,732
Deferred tax asset, net                                                            34,527            35,316            38,857
Goodwill                                                                           76,674            78,612            83,526
Core deposit intangible asset                                                      12,864            13,757            14,664
Other assets                                                                       64,931            58,991            91,833
                                                                              -----------       -----------       -----------
         Total assets                                                         $ 5,811,478         5,421,011         5,895,392
                                                                              ===========       ===========       ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits
  Interest free checking                                                      $   546,805           462,718           412,425
  NOW accounts                                                                    455,514           399,985           335,414
  Savings accounts                                                                191,586           163,641           149,967
  Insured money fund savings                                                      850,579           775,175           769,390
  Certificate accounts                                                            859,896         1,119,036         1,312,902
                                                                              -----------       -----------       -----------
Total deposits                                                                  2,904,380         2,920,555         2,980,098
Advances from FHLB                                                              1,332,300         1,297,170         1,218,926
Securities sold under agreements to repurchase                                    218,141           116,279           491,735
Federal funds purchased                                                           155,000                --            80,000
Subordinated debentures, notes and bonds payable                                  140,810           193,816           195,243
Guaranteed preferred beneficial interests in Company's Junior
  Subordinated Debentures                                                         255,375           180,375           155,125
Securities sold not yet purchased                                                  34,968            38,003            68,325
Due to clearing agent                                                             112,410            78,791            94,312
Other liabilities                                                                 162,263           126,688           165,300
                                                                              -----------       -----------       -----------
         Total liabilities                                                      5,315,647         4,951,677         5,449,064
                                                                              -----------       -----------       -----------
Stockholders' equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized;
  none issued and outstanding                                                          --                --                --
Class A common stock, $.01 par value, authorized 80,000,000 shares;
   issued and outstanding 53,753,721, 53,441,847 and 53,392,502  shares               538               534               534
Class B common stock, $.01 par value, authorized 45,000,000 shares;
   issued and outstanding 4,876,124, 4,876,124 and 4,876,124 shares                    49                49                49
Additional paid-in capital                                                        254,532           252,699           253,127
Unearned compensation - restricted stock grants                                    (1,133)           (1,209)           (1,285)
Retained earnings                                                                 241,632           213,692           184,768
                                                                              -----------       -----------       -----------
Total stockholders' equity before accumulated other comprehensive income          495,618           465,765           437,193
Accumulated other comprehensive income                                                213             3,569             9,135
                                                                              -----------       -----------       -----------
         Total stockholders' equity                                               495,831           469,334           446,328
                                                                              -----------       -----------       -----------
         Total liabilities and stockholders' equity                           $ 5,811,478         5,421,011         5,895,392
                                                                              ===========       ===========       ===========

                   BankAtlantic Bancorp, Inc. and Subsidiaries
                Consolidated Statements of Operations (unaudited)


                                                                                                                  For the
                                                                    For The Three Months Ended                Six Months Ended
                                                    ------------------------------------------------------  --------------------

                            (in thousands)          6/30/2003  3/31/2003  12/31/2002  9/30/2002  6/30/2002  6/30/2003  6/30/2002
                                                    ---------  ---------  ----------  ---------  ---------  ---------  ---------

INTEREST INCOME:
  Interest and fees on loans                        $  54,257     52,996     55,502     59,969     59,325    107,253    106,396
  Interest on securities available
    for sale                                            7,686      8,657      8,214     10,322     11,804     16,343     23,870
  Interest and dividends on investment
    and trading securities                             10,082      9,540     11,657     13,214     11,925     19,622     20,626
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Total interest income                            72,025     71,193     75,373     83,505     83,054    143,218    150,892
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
INTEREST EXPENSE:
  Interest on deposits                                  9,758     11,169     14,256     16,089     17,106     20,927     32,432
  Interest on advances from FHLB                       15,291     15,316     15,960     15,856     15,676     30,607     30,596
  Interest on short-term borrowed
    funds                                               1,248        819        744      2,305      2,113      2,067      3,497
  Interest on long-term debt                            6,792      6,219      7,457      7,306      6,853     13,011     11,461
  Capitalized interest on real
    estate developments                                (1,608)    (1,574)    (1,478)    (1,688)    (1,613)    (3,182)    (2,831)
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Total interest expense                           31,481     31,949     36,939     39,868     40,135     63,430     75,155
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET INTEREST INCOME                                    40,544     39,244     38,434     43,637     42,919     79,788     75,737
Provision for loan losses                               1,490        850      3,291      2,082      6,139      2,340      8,704
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET INTEREST INCOME AFTER PROVISION                    39,054     38,394     35,143     41,555     36,780     77,448     67,033
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
NON-INTEREST INCOME:
  Service charges on deposits                           9,605      8,558      9,245      6,684      5,687     18,163     10,550
  Other service charges and fees                        6,071      3,918      3,841      3,591      3,550      9,989      6,655
  Broker/dealer revenue and other
    commissions                                        58,091     57,984     49,721     50,196     38,191    116,075     51,239
  Securities gains (losses)                               (19)       384        (27)     2,483      3,083        365      6,122
  Impairment of securities                                 --         --       (342)      (302)   (18,157)        --    (18,157)
  Gain (losses) on sales of loans                           1          3      2,066       (230)         2          4          4
  Income from real estate operations                   20,515     13,788     18,355      8,852     12,466     34,303     24,443
  Income from unconsolidated subsidiary                 2,319        119      2,181      1,427      1,741      2,438      1,741
  Other                                                 3,466      3,249      3,563      2,913      2,763      6,715      4,629
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Total non-interest income                       100,049     88,003     88,603     75,614     49,326    188,052     87,226
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
NON-INTEREST EXPENSES:
  Employee compensation and benefits                   69,015     67,032     58,469     59,714     53,902    136,047     80,765
  Occupancy and equipment                               9,891     10,007     10,737     11,377     10,551     19,898     17,845
  Amortization of intangible assets                       439        454        453        453        454        893        454
  Write-down of real estate owned                          --        755         --      1,400          7        755         64
  Other                                                31,298     26,050     25,957     23,694     23,640     57,348     37,166
  Restructuring charges and write-downs                 1,648         --      3,125         --      1,007      1,648      1,007
  Acquisition related charges                              --         --         --        (71)     3,922         --      4,996
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Total non-interest expenses                     112,291    104,298     98,741     96,567     93,483    216,589    142,297
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income (loss) before income taxes,
  extraordinary items and cumulative
  accounting change                                    26,812     22,099     25,005     20,602     (7,377)    48,911     11,962
Provision (benefit) for income taxes                    9,603      7,741      6,939      6,068     (3,890)    17,344      2,869
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income (loss) before extraordinary items
 and cumulative accounting change                      17,209     14,358     18,066     14,534     (3,487)    31,567      9,093
Extraordinary items, net of tax                            --         --         --        (61)    23,810         --     23,810
Cumulative accounting change, net of tax                   --         --         --         --         --         --    (15,107)
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
GAAP net income                           (note 1)  $  17,209     14,358     18,066     14,473     20,323     31,567     17,796
                                                    =========  =========  =========  =========  =========  =========  =========

Reconciliation of Operating and
GAAP Net Income
-------------------------------
GAAP net income (loss) before
  extraordinary items and cumulative
  accounting change                                 $  17,209     14,358     18,066     14,534     (3,487)    31,567      9,093
Restructuring charges and  write-downs                     --         --         --        655         --        655
Costs associated with debt redemption                   1,071         --      2,031         --         --      1,071         --
Loss on mutual funds associated with
  acquired Gruntal deferred compensation
  plan                                                     --         --         --      1,493         --         --         --
Acquisition and conversion related
  charges                                                  --         --     (1,300)      (487)     4,350         --      5,037
Impairment of securities available
  for sale                                                 --         --        222        196     11,802         --     11,802
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Operating net income                      (note 2)  $  18,280     14,358     19,020     15,737     13,319     32,638     26,587
                                                    =========  =========  =========  =========  =========  =========  =========


                  BankAtlantic Bancorp, Inc. and Subsidiaries
                 Consolidated Average Balance Sheet (unaudited)


                                                                              For the three months ended
                                                  ----------------------------------------------------------------------------------
  (in thousands except percentages
       and per share data)                          6/30/2003         3/31/2003        12/31/2002       9/30/2002        6/30/2002
                                                  ------------      ------------      ------------     ------------     ------------
Gross loans:
    Residential real estate                       $  1,880,890         1,559,553         1,471,218        1,576,825        1,570,598
    Commercial real estate                           1,508,064         1,482,352         1,552,221        1,543,243        1,453,042
    Consumer                                           306,740           296,675           283,119          264,873          245,209
    Lease financing                                     22,713            29,962            34,623           40,410           46,315
    Commercial business                                106,323           100,753            99,118           93,136           96,711
    Small business                                     158,798           164,151           162,306          160,884          152,670
                                                  ------------      ------------      ------------     ------------     ------------
              Total Loans                            3,983,528         3,633,446         3,602,605        3,679,371        3,564,545
Investments                                          1,087,937         1,131,737         1,207,985        1,392,785        1,367,312
                                                  ------------      ------------      ------------     ------------     ------------
Total interest earning assets                        5,071,465         4,765,183         4,810,590        5,072,156        4,931,857
Goodwill and core deposit intangibles                   90,570            92,143            93,004           95,746           97,582
Other non-interest earning assets                      625,191           634,604           648,864          628,880          590,695
                                                  ------------      ------------      ------------     ------------     ------------
Total assets                                      $  5,787,226         5,491,930         5,552,458        5,796,782        5,620,134
                                                  ============      ============      ============     ============     ============
    Tangible assets                    (note 3)   $  5,696,656         5,399,787         5,459,454        5,701,036        5,522,552
                                                  ============      ============      ============     ============     ============

Deposits:
    Savings                                       $    185,685           171,298           157,376          149,906          148,926
    NOW                                                454,108           425,642           379,271          357,709          337,707
    Money funds                                        836,246           809,462           795,996          786,375          778,630
    Certificates of deposit                            913,564           966,869         1,186,270        1,266,869        1,340,929
                                                  ------------      ------------      ------------     ------------     ------------
              Total interest bearing
               deposits                              2,389,603         2,373,271         2,518,913        2,560,859        2,606,192
Short-term borrowed funds                              385,604           269,660           194,252          519,886          477,267
FHLB advances                                        1,313,896         1,284,983         1,305,466        1,229,562        1,169,404
Long-term debt                                         409,567           377,185           377,620          346,416          318,476
                                                  ------------      ------------      ------------     ------------     ------------
Total interest bearing liabilities                   4,498,670         4,305,099         4,396,251        4,656,723        4,571,339
Non-interest bearing deposits                          535,458           478,355           451,991          427,686          422,215
Non-interest bearing other liabilities                 272,983           243,764           247,637          271,196          198,840
                                                  ------------      ------------      ------------     ------------     ------------
Total liabilities                                    5,307,111         5,027,218         5,095,879        5,355,605        5,192,394
                                                  ------------      ------------      ------------     ------------     ------------
Stockholders' equity                                   480,115           464,712           456,579          441,177          427,740
                                                  ------------      ------------      ------------     ------------     ------------
Total liabilities and stockholders'
  equity                                          $  5,787,226         5,491,930         5,552,458        5,796,782        5,620,134
                                                  ============      ============      ============     ============     ============

Other comprehensive (loss) income in
  stockholders' equity                                  (6,505)           (9,918)            1,894            4,076              116
                                                  ------------      ------------      ------------     ------------     ------------
    Tangible stockholders' equity      (note 3)   $    396,050           382,487           361,681          341,355          330,042
                                                  ============      ============      ============     ============     ============

Period end information:
Total loans, net                                  $  4,024,340         3,881,143         3,372,630        3,627,406        3,564,143
Total assets                                         5,811,478         5,806,532         5,421,011        5,724,214        5,895,392
Total stockholders' equity                             495,831           479,616           469,334          457,440          446,328
Common shares outstanding                           58,629,845        58,392,970        58,317,971       58,304,786       58,268,626
Cash dividends                                       1,817,525         1,810,182         1,807,857        1,807,449        1,689,953
Common stock cash dividends per share                    0.031             0.031             0.031            0.031            0.029
Closing stock price                                      11.89              9.79              9.45             8.98            12.40
High stock price for the quarter                         12.49             10.12              9.76            12.15            12.97
Low stock price for the quarter                           9.60              8.76              7.30             7.00            10.05
Book value per share                                      8.46              8.21              8.05             7.85             7.66



                                  Bank Operations Business Segment
                   Condensed Statements of Operations and Statistics (Unaudited)

                                                                                                                    For the
                                                             For the Three Months Ended                        Six Months Ended
                                            --------------------------------------------------------------  -----------------------
                  (In thousands)            6/30/2003    3/31/2003    12/31/2002    9/30/2002    6/30/2002  6/30/2003     6/30/2002

                                             --------     --------     --------     --------     --------    --------     --------
Net interest income                          $ 40,459       39,159       39,684       44,697       44,482      79,618       79,741
Provision for loan losses                       1,490          850        3,291        2,082        6,139       2,340        8,704
                                             --------     --------     --------     --------     --------    --------     --------
Net Interest income after
 provision for loan losses                     38,969       38,309       36,393       42,615       38,343      77,278       71,037
                                             --------     --------     --------     --------     --------    --------     --------
Non-interest income
     Service charges on deposits                9,605        8,558        9,245        6,684        5,687      18,163       10,550
     Other service charges and fees             6,071        3,918        3,841        3,591        3,550       9,989        6,655
     Securities gains (losses)                    (19)         (21)         (27)       1,977        2,770         (40)       2,791
     Gain (losses) on sales of loans                1            3        2,066         (230)           2           4            4
     Other non-interest income                  3,686        1,900        1,968        1,287        1,543       5,586        2,915
                                             --------     --------     --------     --------     --------    --------     --------
       Total non-interest income               19,344       14,358       17,093       13,309       13,552      33,702       22,915
                                             --------     --------     --------     --------     --------    --------     --------
Non-interest expense
     Employee compensation and benefits        20,264       19,039       17,300       16,873       16,880      39,303       30,957
     Occupancy and equipment                    6,699        6,636        7,697        7,851        7,833      13,335       14,304
     Amortization of intangible assets            439          454          454          453          454         893          454
     Write-down of real estate owned               --          755           --        1,400            7         755           64
     Other                                     10,849        8,350       10,049        8,652        9,397      19,199       16,030
     Restructuring charges and impairment
      write-downs                                  --           --           --           --        1,007          --        1,007
     Acquisition and conversion related
      charges                                      --           --           --         (941)         731          --        1,805
                                             --------     --------     --------     --------     --------    --------     --------
       Total non-interest expense              38,251       35,234       35,500       34,288       36,309      73,485       64,621
                                             --------     --------     --------     --------     --------    --------     --------
Income from bank operations business
  segment (pretax)                             20,062       17,433       17,986       21,636       15,586      37,495       29,331
                                             ========     ========     ========     ========     ========    ========     ========

Reconciliation of Operating and
 business segment income
Business segment income                      $ 20,062       17,433       17,986       21,636       15,586      37,495       29,331
Restructuring charges and
 impairment write-downs                            --           --           --           --        1,007          --        1,007
Acquisition and conversion
 related charges                                   --           --           --         (941)         731          --        1,805
                                             --------     --------     --------     --------     --------    --------     --------
Operating  income (pretax)                   $ 20,062       17,433       17,986       20,695       17,324      37,495       32,143
                                             ========     ========     ========     ========     ========    ========     ========
Statistics:
     Average total interest earning
      assets (in 000's)                   $ 4,930,653    4,634,822    4,681,594    4,948,182    4,876,306   4,783,554    4,507,804
     Average total interest bearing
      liabilities (in 000's)              $ 4,174,158    3,979,381    4,075,758    4,332,964    4,278,876   4,077,307    3,917,129
     GAAP operating efficiency ratio      %     63.96        65.84        62.53        59.11        62.57       64.85        62.95
     GAAP return on average assets        %      0.98         0.90         0.91         1.05         0.77        0.94         0.79
     GAAP return on average equity        %     10.92         9.70         9.98        12.21         8.91       10.32         9.16
     Operating efficiency ratio(1)        %     63.96        65.84        62.53        60.73        59.57       64.85        60.21
     Operating return on average
       assets(1)                          %      0.98         0.90         0.91         1.00         0.85        0.94         0.86
     Operating return on average
       equity(1)                          %     10.92         9.70         9.98        11.37         9.87       10.32        10.04
     Net interest margin                  %      3.27         3.35         3.41         3.64         3.64        3.31         3.51
     Yield on earning assets              %      5.46         5.78         6.08         6.41         6.53        5.61         6.51
     Cost of interest-bearing
      liabilities                         %      2.58         2.83         3.06         3.16         3.29        2.70         3.45
     Interest spread                      %      2.88         2.95         3.02         3.25         3.24        2.91         3.06

     (1) Ratios have been adjusted to exclude restructuring charges, impairment writedowns and acquisition and conversion related charges.

             Condensed Statements of Financial Condition (Unaudited)

                                                                                          As Of
                                                     -------------------------------------------------------------------------------
                  (In thousands)                      6/30/2003        3/31/2003        12/31/2002       9/30/2002        6/30/2002
                                                     -----------      -----------      -----------      -----------      -----------
ASSETS
Loans receivable                                     $ 4,070,328        3,926,122        3,419,530        3,673,746        3,614,946
Held to maturity securities                              274,352          237,479          323,400          473,013          510,736
Available for sale securities                            503,514          739,468          706,497          638,119          762,376
Goodwill                                                  70,489           70,489           71,222           71,653           74,929
Core deposit intangible asset                             12,864           13,303           13,757           14,210           14,664
Other assets                                             289,498          309,899          369,480          344,238          353,034
                                                     -----------      -----------      -----------      -----------      -----------
     Total assets                                    $ 5,221,045        5,296,760        4,903,886        5,214,979        5,330,685
                                                     ===========      ===========      ===========      ===========      ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Deposits                                             $ 2,904,380        2,883,373        2,920,555      552,974,874        2,980,098
Advances from Federal Home Loan Bank                   1,332,300        1,308,246        1,297,170        1,307,739        1,218,926
Short term borrowings                                    401,298          523,947          127,272          378,443          579,354
Long term debt                                            33,461           35,425           35,755           14,026           14,315
Other liabilities                                         71,609           74,428           55,378           75,174           79,372
                                                     -----------      -----------      -----------      -----------      -----------
     Total liabilities                                 4,743,048        4,825,419        4,436,130        4,750,256        4,872,065
Stockholder's equity                                     477,997          471,341          467,756          464,723          458,620
                                                     -----------      -----------      -----------      -----------      -----------
     Total liabilities and stockholder's equity      $ 5,221,045        5,296,760        4,903,886        5,214,979        5,330,685
                                                     ===========      ===========      ===========      ===========      ===========

                        Bank Operations Business Segment
                  Average Balance Sheet - Yield / Rate Analysis


                                                                     For the Three Months Ended
                                           -----------------------------------------------------------------------------------
                                                        June 30, 2003                                June 30, 2002
                                           --------------------------------------       --------------------------------------
                    (in thousands)           Average       Revenue/     Yield/            Average       Revenue/      Yield/
                                             Balance       Expense       Rate             Balance       Expense        Rate
                                           ------------  -----------  -----------       ------------  -----------  -----------
Loans:
     Residential real estate               $  1,880,890       22,556         4.80 %      $ 1,570,598       25,139         6.40 %
     Commercial real estate                   1,554,965       23,373         6.01          1,499,812       24,826         6.62
     Consumer                                   306,740        3,520         4.59            245,209        3,522         5.75
     Lease financing                             22,713          648        11.41             46,315        1,453        12.55
     Commercial business                        106,323        1,496         5.63             96,711        1,387         5.74
     Small business                             158,798        2,895         7.29            152,670        2,995         7.85
                                           ------------  -----------  -----------       ------------  -----------  -----------
              Total loans                     4,030,429       54,488         5.41          3,611,315       59,322         6.57
                                           ------------  -----------  -----------       ------------  -----------  -----------
    Investments                                 900,224       12,848         5.71          1,264,991       20,300         6.42
                                           ------------  -----------  -----------       ------------  -----------  -----------
    Total interest earning assets             4,930,653       67,336         5.46 %        4,876,306       79,622         6.53 %
                                                         -----------  -----------                     -----------  -----------
    Goodwill and core deposit intangibles       83,591                                        90,678
    Other non-interest earning assets          237,074                                       247,027
                                           ------------                                 ------------
    Total Assets                           $  5,251,318                                  $  5,214,011
                                           ============                                 ============

Deposits:
     Savings                               $    185,685          268         0.58 %      $   148,926          375         1.01 %
     NOW                                        454,108          561         0.50            337,707          735         0.87
     Money funds                                836,246        2,625         1.26            778,630        3,659         1.88
     Certificate accounts                       913,564        6,304         2.77          1,340,929       12,337         3.69
                                           ------------  -----------  -----------       ------------  -----------  -----------
              Total deposits                  2,389,603        9,758         1.64          2,606,192       17,106         2.63
                                           ------------  -----------  -----------       ------------  -----------  -----------
    Short-term borrowed funds                   436,975        1,337         1.23            488,986        2,134         1.75
    Advances from FHLB                        1,313,896       15,291         4.67          1,169,404       15,676         5.38
    Long-term debt                               33,684          491         5.85             14,294          224         6.29
                                           ------------  -----------  -----------       ------------  -----------  -----------
    Total interest bearing liabilities        4,174,158       26,877         2.58          4,278,876       35,140         3.29
    Non-interest bearing deposits               535,567                                      422,215
    Non-interest bearing other liabilities       71,454                                       65,143
                                           ------------                                 ------------
    Total Liabilities                         4,781,179                                    4,766,234
    Stockholder's equity                        470,139                                      447,777
                                           ------------                                 ------------
    Total liabilities and stockholder's
     equity                                $  5,251,318                                 $  5,214,011
                                           ============                                 ============
    Net interest income/ net interest
     spread                                              $    40,459         2.88 %                    $   44,482         3.24 %
                                                         ===========  ===========                     ===========  ===========
    Margin
    Interest income/interest earning assets                                  5.46 %                                       6.53 %
    Interest expense/interest earning assets                                 2.19                                         2.89
                                                                      -----------                                  -----------
    Net interest margin                                                      3.27 %                                       3.64 %
                                                                      ===========                                  ===========


                                Bank Operations
                 Average Balance Sheet - Yield / Rate Analysis

                                                                      For the Six Months Ended
                                           -----------------------------------------------------------------------------------
                                                        June 30, 2003                                June 30, 2002
                                           --------------------------------------       --------------------------------------
                    (in thousands)           Average       Revenue/     Yield/            Average       Revenue/      Yield/
                                             Balance       Expense       Rate             Balance       Expense        Rate
                                           ------------  -----------  -----------       ------------  -----------  -----------
Loans:
     Residential real estate               $  1,721,109       44,142         5.13 %      $  1,331,126       43,160       6.48 %
     Commercial real estate                   1,542,751       46,239         5.99           1,402,857       45,357       6.47
     Consumer                                   301,735        6,988         4.63             231,669        6,754       5.83
     Lease financing                             26,318        1,482        11.26              49,593        3,044      12.28
     Commercial business                        103,553        2,945         5.69             103,678        3,046       5.88
     Small business                             161,460        5,932         7.35             130,969        5,248       8.01
                                           ------------  -----------  -----------        ------------  -----------  ---------
              Total loans                     3,856,926      107,728         5.59           3,249,892      106,609       6.56
                                           ------------  -----------  -----------        ------------  -----------  ---------
    Investments                                 926,628       26,536         5.73           1,257,912       40,117       6.38
                                           ------------  -----------  -----------        ------------  -----------  ---------
    Total interest earning assets             4,783,554      134,264         5.61 %         4,507,804      146,726       6.51 %
                                                         -----------  ----------                       -----------  ---------
    Goodwill and core deposit intangibles        84,170                                        54,552
    Other non-interest earning assets           249,449                                       212,150
                                           ------------                                  ------------
    Total Assets                           $  5,117,173                                  $  4,774,506
                                           ============                                  ============

Deposits:
     Savings                               $    178,531          584         0.66 %      $    127,955          644       1.01 %
     NOW                                        439,944        1,103         0.51             286,372        1,085       0.76
     Money funds                                822,938        5,278         1.29             708,528        6,627       1.89
     Certificate accounts                       940,069       13,962         3.00           1,232,917       24,077       3.94
                                           ------------  -----------  -----------        ------------  -----------  ---------
              Total deposits                  2,381,482       20,927         1.77           2,355,772       32,433       2.78
                                           ------------  -----------  -----------        ------------  -----------  ---------
    Short-term borrowed funds                   361,763        2,174         1.21             425,377        3,715       1.76
    Advances from FHLB                        1,299,519       30,607         4.75           1,128,039       30,597       5.47
    Long-term debt                               34,543          938         5.48               7,941          240       6.09
                                           ------------  -----------  -----------        ------------  -----------  ---------
    Total interest bearing liabilities        4,077,307       54,646         2.70           3,917,129       66,985       3.45
    Non-interest bearing deposits               507,119                                       370,505
    Non-interest bearing other liabilities       67,518                                        76,912
                                           ------------                                  ------------
    Total Liabilities                         4,651,944                                     4,364,546
    Stockholder's equity                        465,229                                       409,960
                                           ------------                                  ------------
    Total liabilities and stockholder's
     equity                                $  5,117,173                                  $  4,774,506
                                           ============                                  ============
    Net interest income/net
     interest spread                                     $   79,618         2.91 %                      $   79,741       3.06 %
                                                         ==========   ===========                       ==========  =========
    Margin
    Interest income/interest earning   assets                               5.61 %                                       6.51 %
    Interest expense/interest earning assets                                2.30                                         3.00
                                                                      ----------                                    ---------
    Net interest margin                                                     3.31 %                                       3.51 %
                                                                      ==========                                    =========


                        Bank Operations Business Segment
                   Allowance for Loan Loss and Credit Quality

                                                                                                             For the
           (in thousands)                               For the Three Months Ended                        Six Months Ended
                                       ------------------------------------------------------------     ---------------------
                                       6/30/2003    3/31/2003   12/31/2002    9/30/2002   6/30/2002     6/30/2003   6/30/2002
                                       ---------    ---------   ----------    ---------   ---------     ---------   ---------
Allowance for Loan Losses

Beginning balance                      $ 48,695       48,022       45,602       48,587       48,927       48,022       44,585

Charge-offs:
        Residential real estate             (98)        (114)        (401)        (284)          (3)        (212)        (142)
        Commercial real estate               --           --         (140)      (2,549)      (4,309)          --       (4,309)
        Commercial business                (536)      (2,453)      (1,106)      (1,779)      (1,972)      (2,989)      (4,185)
        Consumer                           (490)        (405)        (342)        (396)        (536)        (895)      (1,385)
        Small business                   (1,433)        (620)        (736)        (727)      (1,261)      (2,053)      (2,192)
        Syndication                          --           --           --          (13)          --           --       (8,000)
                                       --------     --------     --------     --------     --------     --------     --------
Total charge-offs                        (2,557)      (3,592)      (2,725)      (5,748)      (8,081)      (6,149)     (20,213)
                                       --------     --------     --------     --------     --------     --------     --------

Recoveries:
        Residential real estate              61           57          174           94           60          118           63
        Commercial real estate               --            1           --            3            3            1           17
        Commercial business                 694          667          559          597          982        1,361        1,935
        Consumer                            414          464          431          411          498          878        1,076
        Small business                      575          833          630          549          698        1,408        1,089
        Syndication                         204        2,127          489          102           --        2,331          683
                                       --------     --------     --------     --------     --------     --------     --------
Total recoveries                          1,948        4,149        2,283        1,756        2,241        6,097        4,863
                                       --------     --------     --------     --------     --------     --------     --------
Net (charge-offs) recoveries               (609)         557         (442)      (3,992)      (5,840)         (52)     (15,350)
Provision for loan losses                 1,490          850        3,292        2,082        6,139        2,340        8,704
Acquired allowance for loan losses           --         (734)        (430)      (1,075)        (639)        (734)      10,648
                                       --------     --------     --------     --------     --------     --------     --------
Ending allowance for loan losses       $ 49,576       48,695       48,022       45,602       48,587       49,576       48,587
                                       ========     ========     ========     ========     ========     ========     ========
Annualized net charge-offs to
  average loans                            0.06        (0.06)        0.05         0.43         0.66         0.00         0.94
                                       ========     ========     ========     ========     ========     ========     ========




                                                                  As of
                                       ------------------------------------------------------------
                                       6/30/2003    3/31/2003   12/31/2002    9/30/2002   6/30/2002
                                       ---------    ---------   ----------    ---------   ---------
Credit Quality

Nonaccrual loans and tax
 certificates                          $ 12,900       13,357       18,232       29,366       37,792
Acquired nonaccrual loans                   409        1,537        2,105        3,065        3,136
Real estate owned, net of allowance       8,157        9,045        9,607       10,015       11,603
Other repossessed assets                    435          513            4            1            0
                                       --------     --------     --------     --------     --------
Total nonperforming assets             $ 21,901       24,452       29,948       42,447       52,531
                                       ========     ========     ========     ========     ========
Loan loss allowance to non
  performing assets                    % 226.36       199.15       160.35       107.43        92.49
                                       ========     ========     ========     ========     ========

Nonperforming assets to total
  loans and other assets               %   0.51         0.60         0.83         1.10         1.38
Allowance for loan losses to
  total loans                          %   1.22         1.24         1.40         1.24         1.34



                       Levitt Corporation Business Segment
         Condensed Statements of Operations and Statistics - Unaudited

                                                                                                     For the
                                                  For the Three Months Ended                     Six Months Ended
                                   --------------------------------------------------------     -------------------
             (in thousands)        6/30/2003   3/31/2003   12/31/2002  9/30/2002  6/30/2002     6/30/2003  6/30/2002
                                   ---------   ---------   ----------  ---------  ---------     ---------  ---------
Revenues
     Sales of real estate           $  17,888     13,441      17,829       8,392     11,121     31,329      21,912
     Income (loss) from
      unconsolidated subsidiary         1,940       (134)      2,107         941      1,522      1,806       1,522
     Joint venture operations             231       (313)       (657)        130        477        (82)      1,376
     Interest - other                     823        758       1,127         512        736      1,581       1,513
                                    ---------     ------      ------       -----     ------     ------      ------
     Total  revenues                   20,882     13,752      20,406       9,975     13,856     34,634      26,323
                                    ---------     ------      ------       -----     ------     ------      ------
Operating expenses
     Compensation, benefits             4,708      3,682       4,491       3,334      3,538      8,390       6,158
     Selling, general and
      administrative                    3,565      2,706       3,147       2,378      2,432      6,271       4,284
     Interest                               8        241           6          70        312        249         313
     Other                              2,237      1,755       1,924       1,357      1,769      3,992       3,475
                                    ---------     ------      ------       -----     ------     ------      ------
     Total operating expenses          10,518      8,384       9,568       7,139      8,051     18,902      14,230
                                    ---------     ------      ------       -----     ------     ------      ------
Income from Levitt Corporation
  (pretax)                          $  10,364      5,368      10,838       2,836      5,805     15,732      12,093
                                    =========    =======     =======     =======    =======     =======    =======

Statistics:
Return on equity                    %   21.61       11.86       24.76       6.96      15.26       16.40       15.90
Administrative expenses as a
 % of revenue                           17.07       19.68       15.42      23.84      17.55       18.11       16.27
Gross profit as a percent of sales      26.68       25.38       21.71      20.48      23.73       26.11       25.86
Debt to equity                           1.38        1.46        1.37       1.49       1.49        1.38        1.49
Housing units:
     Backlog (units)                    1,576      1,129         885         814        713      1,576          713
     Sales (units)                        210        162         249         195        230        372          436
     New contracts                        596        467         320         296        236      1,063          425





            Condensed Statements of Financial Condition - Unaudited


                                                              As of
                                   --------------------------------------------------------
             (in thousands)        6/30/2003   3/31/2003   12/31/2002  9/30/2002  6/30/2002
                                   ---------   ---------   ----------  ---------  ---------
ASSETS
Cash                                $  31,568     27,946      19,002      13,669     15,485
Loans receivable                        4,809      6,205       6,082       5,944      5,575
Real estate inventory and joint
  venture investments                 222,411    218,351     202,377     202,937    187,628
Investment in unconsolidated
 subsidiary                            60,224     57,866      57,332      56,520     55,267
Other assets                           10,645     11,052      10,668      11,512     13,387
                                    ---------    -------     -------     -------    -------
Total assets                        $ 329,657    321,420     295,461     290,582    277,342
                                    =========    =======     =======     =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Notes payable                       $ 132,208    131,970     117,445     119,136    115,079
Notes payable to BankAtlantic
  Bancorp                              30,000     30,000      30,000      30,000     30,000
Other liabilities                      49,593     48,217      40,483      41,376     34,885
                                    ---------    -------     -------     -------    -------
Total liabilities                     211,801    210,187     187,928     190,512    179,964
                                    ---------    -------     -------     -------    -------
Stockholder's equity                  117,856    111,233     107,533     100,070     97,378
                                    ---------    -------     -------     -------    -------
Total liabilities and stockholder's
  equity                            $ 329,657    321,420     295,461     290,582    277,342
                                    =========    =======     =======     =======    =======



                                                                          Levitt Corporation Spin-off Pro Forma
                                                                    SUMMARY PRO FORMA STATEMENTS OF FINANCIAL CONDITION
                                                                                      (Unaudited)

                                                                                   As of June 30, 2003
                                                                -------------------------------------------------------------
                                                                                                   BBX After
                                                                    BBX             Levitt      Levitt Spin-off      Levitt
 (In thousands)                                                 As Reported       As Reported      Pro Forma        Pro Forma
                                                                -----------       -----------   ---------------     ---------
ASSETS
Cash and short-term investments                                   $  127,150          31,568         114,100          31,568
Investments                                                        1,011,729              --       1,011,729              --
Loans                                                              4,024,340           4,809       4,113,828           4,809
Real estate held for development and sale and joint ventures         268,546         222,411          20,467         222,411
Investment in unconsolidated real estate subsidiary                   64,381          60,224              --          64,381
Other Assets                                                         315,332          10,645         307,046          10,645
                                                                  ----------      ----------      ----------      ----------
                       Total Assets                               $5,811,478         329,657       5,567,170         333,814
                                                                  ==========      ==========      ==========      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                          $2,904,380              --       2,904,380              --
FHLB Advances                                                      1,332,300              --       1,332,300              --
Other short-term borrowings                                          373,141              --         391,659              --
Other long-term borrowings                                           396,185         162,208         290,486         175,708
Other liabilities                                                    309,641          49,593         262,407          49,593
                                                                  ----------      ----------      ----------      ----------
                    Total Liabilities                              5,315,647         211,801       5,181,232         225,301
Stockholders' Equity                                                 495,831         117,856         385,938         108,513
                                                                  ----------      ----------      ----------      ----------
        Total Liabilities and stockholders' equity                $5,811,478         329,657       5,567,170         333,814
                                                                  ==========      ==========      ==========      ==========




                                                                       Levitt Corporation Spin-off Pro Forma
                                                                      SUMMARY PRO FORMA STATEMENTS OF OPERATIONS
                                                                                    (Unaudited)

                                                                         For the Six Months Ended June 30, 2003
                                                              -----------------------------------------------------------
                                                                   BBX            Levitt
                                                              As Originally    As Originally       BBX          Levitt
 (In thousands)                                                  Reported        Reported       Pro Forma      Pro Forma
                                                              -------------    -------------    ---------      ---------
Net interest income                                             $  79,788             212         80,520             (58)
Provision for loan losses                                           2,340              --          2,340              --
                                                                ---------       ---------      ---------       ---------
Net interest income after provision for loan losses                77,448             212         78,180             (58)
                                                                ---------       ---------      ---------       ---------

Non-interest income:
Service charges and other banking fees                             28,152              --         28,152              --
Investment banking Income                                         116,075              --        116,075              --
Gains on sales of real estate and joint venture activities         34,303          31,266          2,315          31,266
Income from unconsolidated real estate subsidiary                   2,438           1,806             --           2,438
Gains (losses) on sales of  assets and redemption of debt          (1,279)             --         (1,279)             --
Other                                                               6,715           1,119          5,606           1,119
                                                                ---------       ---------      ---------       ---------
                Total non-interest income                         186,404          34,191        150,869          34,823
                                                                ---------       ---------      ---------       ---------
Non-interest expense:
Employee compensation and benefits                                136,048           8,390        127,658           8,390
Other                                                              78,894          10,281         68,623          10,281
                                                                ---------       ---------      ---------       ---------
                Total non-interest expense                        214,942          18,671        196,281          18,671
                                                                ---------       ---------      ---------       ---------
Income before income taxes                                         48,910          15,732         32,768          16,094
Provision for income taxes                                         17,344           6,072         11,129           6,216
                                                                ---------       ---------      ---------       ---------
Net income                                                      $  31,566           9,660         21,640           9,879
                                                                =========       =========      =========       =========



 Levitt Corporation's obligations to BBX post spin-off           Amount        Maturity
                                                                 ------        --------
 Existing Notes payable                                         $  30,000       1/1/2008
 Dividend note payable                                              8,000       1/1/2008
 Note associated with sale of Bluegreen stock                       5,500       1/1/2004
                                                                ---------       --------
     Total obligations to BBX post spin-off                     $  43,500
                                                                =========

 Summary of spin-off transactions
---------------------------------------------------------------------------------------
  Levitt declares a dividend of $8.0 million to it sole shareholder, Bancorp, payable in a note at a rate of prime minus .25%. At the date of the spin-off, Bancorp transfers its interest in Bluegreen Corporation for a
      $5.5 million note from Levitt.


                    Ryan, Beck & Co., Inc. Business Segment
        Consolidated Statements of Operations and Statistics - Unaudited


                                                                                                          For the
                                                       For the Three Months Ended                     Six Months Ended
                                      ----------------------------------------------------------    ---------------------
                 (in thousands)       6/30/2003   3/31/2003   12/31/2002  9/30/2002    6/30/2002    6/30/2003   6/30/2002
                                      ---------   ---------   ----------  ---------    ---------    ---------   ---------
Revenues
     Principal transactions            $30,025      30,041      21,890      20,180       16,725       60,066      24,232
     Investment banking                  6,018       8,513       5,225       7,791        5,080       14,531       7,999
     Commissions                        22,219      19,889      22,608      22,224       16,386       42,108      19,418
     Interest, dividends and other       6,019       5,531       5,680       5,909        4,912       11,550       5,750
                                       -------     -------     -------     -------      -------      -------     -------
     Total operating revenues           64,281      63,974      55,403      56,104       43,103      128,255      57,399
                                       -------     -------     -------     -------      -------      -------     -------
Operating expenses
     Compensation, benefits             43,985      44,290      38,669      39,553       30,959       88,275      40,673
     Communication                       4,643       4,265       3,538       3,523        3,314        8,908       4,228
     Occupancy and equipment             3,192       3,371       2,988       3,526        2,719        6,563       3,542
     Clearing fees                       2,519       2,402       2,712       2,671        2,467        4,921       3,316
     Acquisition related expenses           --          --          --         870        3,191           --       3,191
     Interest and other                  7,719       6,898       5,172       5,843        4,870       14,617       6,633
                                       -------     -------     -------     -------      -------      -------     -------
     Total operating expenses           62,058      61,226      53,079      55,986       47,520      123,284      61,583
Income (loss) from Ryan Beck
 operations before extraordinary
 item and cumulative accounting
 change (pretax)                         2,223       2,748       2,324         118       (4,417)       4,971      (4,184)
Extraordinary item, net of tax              --          --          --         (61)      23,810           --      23,810
Cumulative accounting change,
 net of tax                                 --          --          --          --           --           --      (1,768)
Business segment Income from
                                       -------     -------     -------     -------      -------      -------     -------
 Ryan Beck operations (pretax)         $ 2,223       2,748       2,324          57       19,393        4,971      17,858
                                       =======     =======     =======     =======      =======      =======     =======

Reconciliation of Operating and
 business segment income
Business segment income                $ 2,223       2,748       2,324          57       19,393        4,971      17,858
Acquisition related expenses                --          --          --         192        3,961           --       3,961
Loss on mutual funds associated
 with acquired                              --
  Gruntal deferred compensation
   plan                                     --          --          --       2,297           --           --          --
Extraordinary item, net of tax              --          --          --          61      (23,810)          --     (23,810)
Cumulative accounting change,
  net of tax                                --          --          --          --           --           --       1,768
                                       -------     -------     -------     -------      -------      -------     -------
Operating  income (loss) (pretax)      $ 2,223       2,748       2,324       2,607         (456)       4,971        (223)
                                       =======     =======     =======     =======      =======      =======     =======


Statistics:
GAAP return on equity                  %  7.41        9.39        8.17        0.21        76.42         8.29       35.18
Operating return on equity                7.41        9.39        8.17        9.46        (1.80)        8.29       (0.44)
Compensation as a percent of
  revenues                               68.43       69.23       69.80       70.50        71.83        68.83       70.86
Commissions to total revenues            34.57       31.09       40.81       39.61        38.02        32.83       33.83
Principal transactions to total
  revenues                               46.71       46.96       39.51       35.97        38.80        46.83       42.22
Investment banking revenue to
  total revenues                          9.36       13.31        9.43       13.89        11.79        11.33       13.94





            Condensed Statements of Financial Condition - Unaudited


                                                                 As of
                                      ----------------------------------------------------------
        (in thousands)                6/30/2003   3/31/2003   12/31/2002  9/30/2002    6/30/2002
                                      ---------   ---------   ----------  ---------    ---------
ASSETS
Cash and cash equivalents             $  1,193       3,615       3,133       6,882       15,225
Securities                             224,405     154,319     186,454     178,774      244,000
Other investments                        1,456           -         383         299          374
Property and equipment, net              4,095       4,037       4,113       4,031        3,567
Goodwill                                 6,184       7,389       7,351       7,351        7,351
Other assets                            37,085      38,023      33,328      32,214       22,445
                                      --------     -------     -------     -------      -------
Total assets                          $274,418     207,383     234,762     229,551      292,962
                                      ========     =======     =======     =======      =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Securities sold not yet purchased    $  34,968      49,760      38,003      33,034       68,325
Note payable                             1,550       1,930       2,304       3,427        3,427
Note payable to BankAtlantic Bancorp     5,000       5,000       5,000       5,000        5,000
Due to clearing agent                  112,410      36,982      78,791      81,774       94,312
Other liabilities                       50,137      45,038      43,897      41,660       56,929
                                      --------     -------     -------     -------      -------
Total liabilities                      204,065     138,710     167,995     164,895      227,993
                                      --------     -------     -------     -------      -------
Stockholder's equity                    70,353      68,673      66,767      64,656       64,969
                                      --------     -------     -------     -------      -------
Total liabilities and
 stockholder's equity                 $274,418     207,383     234,762     229,551      292,962
                                      ========     =======     =======     =======      =======


                   Parent Company Business Segment Activities
                 Condensed Statements of Operations - Unaudited

                                                                                                                    For the
                                                             For the Three Months Ended                         Six Months Ended
                                            ------------------------------------------------------------     ----------------------
           (in thousands)                   6/30/2003     3/31/2003   12/31/2002  9/30/2002    6/30/2002     6/30/2003    6/30/2002
                                            ---------     ---------   ----------  ---------    ---------     ---------    ---------
Net interest (expense)                     $  (3,751)      (3,191)      (4,303)      (4,311)      (4,068)      (6,942)      (7,080)
Income from unconsolidated subsidiary            379          253           74          486          219          632          219
Gains on sales of assets                          --          404           --          506          312          404        3,330
Impairment writedown                              --           --         (342)        (302)     (18,157)          --      (18,157)
Ryan Beck retention pool compensation
 expense                                          --           --           --           --         (519)          --       (1,038)
Acquisition and conversion related charges        --           --        2,000           --       (2,000)          --       (2,000)
Cost associated with debt redemption          (1,648)          --       (3,125)          --           --       (1,648)          --
Other income (expense)                          (817)        (917)        (446)        (369)        (138)      (1,734)        (552)
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
Loss from parent company activities
 before a change in accounting principle      (5,837)      (3,451)      (6,142)      (3,990)     (24,351)      (9,288)     (25,278)
Cumulative accounting change                      --           --           --           --           --           --      (13,339)
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
Loss from parent company business segment
 activities (pretax)                       $  (5,837)      (3,451)      (6,142)      (3,990)     (24,351)      (9,288)     (25,278)
                                           =========    =========    =========    =========    =========    =========    =========


Reconciliation of Operating and business
 segment income
Business segment income before cumulative
 acctg change                              $  (5,837)      (3,451)      (6,142)      (3,990)     (24,351)      (9,288)     (25,278)
Impairment writedown                              --           --          342          302       18,157           --       18,157
Acquisition and conversion related charges        --           --       (2,000)          --        2,000           --        2,000
Cost associated with debt redemption           1,648           --        3,125           --           --        1,648           --
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
Operating  loss (pretax)                   $  (4,189)      (3,451)      (4,675)      (3,688)      (4,194)      (7,640)      (5,121)
                                           =========    =========    =========    =========    =========    =========    =========




             Condensed Statements of Financial Condition - Unaudited


                                                                        As of
                                           -------------------------------------------------------------
          (in thousands)                   6/30/2003    3/31/2003    12/31/2002    9/30/2002   6/30/2002
                                           ---------    ---------    ----------    ---------   ---------
ASSETS
Cash                                       $  15,115       53,513        2,723       39,176        3,465
Securities                                     9,458        3,935        4,761        4,892        8,672
Notes receivable from subsidiaries            35,000       35,000       35,000       35,000       35,000
Investment in subsidiaries                   672,695      657,398      647,169      633,908      623,293
Investment in unconsolidated subsidiary        4,157        3,718        3,363        3,475        2,938
Other assets                                  25,490       32,129       30,454       28,592       27,808
                                           ---------    ---------    ---------    ---------    ---------
Total assets                               $ 761,915      785,693      723,470      745,043      701,176
                                           =========    =========    =========    =========    =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Subordinated debentures and notes
  payable                                  $ 263,318      302,735      251,737      282,725      250,158
Other liabilities                              2,766        3,342        2,399        4,878        4,690
                                           ---------    ---------    ---------    ---------    ---------
Total liabilities                            266,084      306,077      254,136      287,603      254,848
                                           ---------    ---------    ---------    ---------    ---------
Stockholders' equity:                        495,831      479,616      469,334      457,440      446,328
                                           ---------    ---------    ---------    ---------    ---------
Total liabilities and stockholders'
  equity                                   $ 761,915      785,693      723,470      745,043      701,176
                                           =========    =========    =========    =========    =========

